UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

SUMMIT HOTEL PROPERTIES, INC. (Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP (Exact Name of Registrant as Specified in its Charter)

Delaware	000-54273	20-0617340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 6, 2013, Summit Hotel OP, LP, the operating partnership of Summit Hotel Properties, Inc. (the “Company”) entered into a definitive agreement to acquire a portfolio of four unencumbered hotels containing an aggregate of 786 guestrooms (the “White Lodging Portfolio”) from certain affiliates of White Lodging Services Corporation (“White Lodging”) for a purchase price of $153 million, subject to closing prorations and adjustments. The closing of the acquisition is expected to occur within the next sixty days. The acquisition is subject to satisfactory completion of the Company’s due diligence and satisfaction of customary closing conditions. Accordingly, the Company can give no assurance that the transaction will be consummated. The Company intends to enter into an agreement with White Lodging, to operate each hotel.

The following table lists the four hotels in the White Lodging Portfolio.

Hotel	Location	Number of Rooms
Fairfield Inn & Suites	Louisville, KY	135
SpringHill Suites	Louisville, KY	198
SpringHill Suites	Indianapolis, IN	156
Courtyard by Marriott	Indianapolis, IN	297
		786 Total

For the twelve-month period ended March 31, 2013, on a weighted-average basis, the hotels in the White Lodging Portfolio had occupancy of 68.5%, an average daily rate of $124.79 and revenue per available room of $85.47.

Forward Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  These forward-looking statements are based upon the Company’s expectations, but these statements are not guaranteed to occur.  Investors should not place undue reliance upon forward-looking statements.  These statements relate to, among other things, the Company’s pending acquisitions.  No assurance can be given that the acquisitions will be completed when expected, on the terms described or at all. These actions are subject to numerous conditions, many of which are beyond the control of the Company, including, without limitation, general economic conditions, market conditions and other factors, including those set forth in the Risk Factors section of the Company’s periodic reports and other documents filed with the Securities and Exchange Commission (the “SEC”).  Copies are available on the SEC’s website, www.sec.gov.  The Company undertakes no obligation to update these statements after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

		By:	/s/ Christopher R. Eng
Christopher R. Eng
Date:	May 6, 2013		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP
(Registrant)

		By:	SUMMIT HOTEL GP, LLC,
its General Partner

		By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

		By:	/s/ Christopher R. Eng
Christopher R. Eng
Date:	May 6, 2013		Vice President, General Counsel and Secretary